Exhibit 99.2

FUND REIT III, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma combined consolidated financial statements represent the pro forma effects of the transactions described below.  This pro forma information should be read in conjunction with Management’s Discussion and Analysis of Financial Conditions and Results of Operations and the financial statements and notes of the Company included in the Company’s  Form 10‑K Annual Report for the year ended December 31, 2019, as filed with the SEC on March 25, 2020. Four of the six transactions occurred prior to December 31, 2019, and are included in the Company’s historical December 31, 2019 balance sheet.

Hampton Inn & Suites – Pineville Acquisition

On March 19, 2019, the Company acquired a Hampton Inn hotel in Pineville, North Carolina (the “Pineville Property”) for a purchase price of $13.9 million, exclusive of closing costs and typical hotel closing date adjustments.  In addition to the purchase price, the seller of the property may be entitled to additional consideration if the property exceeds certain performance criteria.  At any time during the period April 1, 2020, to April 30, 2023, the seller of the property may make a one-time election to receive their additional consideration.  The variable amount of additional consideration, if any, is based on increases in net operating income for a selected 12‑month period of time.  The Pineville Property is comprised of a 5‑story structure built in 1997 and has 111 guest rooms and 900 square feet of meeting space.  The Company funded the purchase with available cash and the assumption of an existing loan secured by the property with an outstanding balance of $9.3 million. The unaudited pro forma combined consolidated financial information is based on the historical financial information of the seller, GNP Group of Pineville, LLC (“GNP”).

Hampton Inn & Suites – Eagan Acquisition

On June 19, 2019, the Company acquired a Hampton Inn and & Suites hotel in Eagan, Minnesota (the “Eagan Property”) for a purchase price of $13.95 million, exclusive of closing costs and typical hotel closing date adjustments.  The Eagan Property is comprised of a 4‑story structure built in 1994 and has 122 guest rooms and 336 square feet of meeting space.  The Company funded the purchase with available cash and a $9.4 million mortgage loan.  The unaudited pro forma combined consolidated financial information is based on the historical financial information of the seller, Eagan Lodging Investors II, LLC (“ELI”).

Home2 Suites – Prattville Acquisition

On July 11, 2019, the Company acquired a Home2 Suites hotel in Prattville, Alabama (the “Prattville Property”) for a purchase price of $14.75 million, exclusive of closing costs and typical hotel closing date adjustments.  The Prattville Property is comprised of 4‑story structure built in 2016 and has 90 guest rooms and 841 square feet of meeting space.  The Company funded the purchase with available cash and a $9.6 million mortgage loan. The unaudited pro forma combined consolidated financial information is based on the historical financial information of the seller, PHG Prattville, LLC (“PHG”).

Home2 Suites – Lubbock Acquisition

On December 30, 2019, the Company acquired a Home2 Suites hotel in Lubbock, TX (the “Home2 Lubbock Property”) for a purchase price of $14.15 million, exclusive of closing costs and typical hotel closing date adjustments.  The Home2 Lubbock Property is comprised of 4‑story structure built in 2017 and has 101 guest rooms and 1,090 square feet of meeting space.  The Company funded the purchase with available cash and the assumption of an existing loan secured by the property with a balance of $8.0 million. The unaudited pro forma combined consolidated financial information is based on the historical financial information of the seller, Treemont Capital Partners III, LP (“TCPIII”).

Fairfield Inn & Suites – Lubbock Acquisition

On January 8, 2020, the Company acquired a Fairfield Inn & Suites hotel in Lubbock, TX (the “Fairfield Inn Lubbock Property”) for a purchase price of $15.15 million, exclusive of closing costs and typical hotel closing date adjustments.  The Fairfield Inn Lubbock Property is comprised of 4‑story structure built in 2015 and has 100 guest rooms and 324 square feet of meeting space.  The Company funded the purchase with available cash and the assumption of an existing loan secured by the property with a balance of $9.4 million. The unaudited pro forma combined consolidated financial information is based on the historical financial information of the seller, Treemont Capital Partners IV, LP (“TCPIV”).

Homewood Suites – Southaven Acquisition

On February 21, 2020, the Company acquired a Homewood Suites hotel in Southaven, Mississippi (the “Southaven Property”) for a purchase price of $20.5 million, exclusive of closing costs and typical hotel closing date adjustments. The Southaven Property is comprised of 4‑story structure built in 2017 and has 99 guest rooms and 486 square feet of meeting space. The Company funded the purchase with available cash and a $13.46 million mortgage loan. The unaudited pro forma combined consolidated financial information is based on the historical financial information of the seller, CVH Airways, LLC (“CVH”).

The unaudited pro forma combined consolidated balance sheet as of December 31, 2019, gives effect to the acquisition of the Fairfield Inn Lubbock Property and the Southaven Property by the Company as if the transactions had occurred on December 31, 2019.

The unaudited pro forma combined consolidated statement of operations for the year ended December 31, 2019, gives effect to the acquisitions of the Pineville Property, the Eagan Property, the Prattville Property, the Home2 Lubbock Property, the Fairfield Inn Lubbock Property, and the Southaven Property by the Company, as if all of these transactions had occurred on January 1, 2019.

The unaudited pro forma combined consolidated financial statements contained herein are based upon the respective historical financial statements of the Company, GNP, ELI, PHG, TCPIII, TCPIV, and CVH and should be read in conjunction with the accompanying notes to the unaudited pro forma combined consolidated financial statements included in this filing.

Lodging Fund REIT III, Inc. & Subsidiaries

Unaudited Pro Forma Combined Consolidated Balance Sheet

As of December 31, 2019

	Lodging Fund	Treemont
	REIT III, Inc. &	Capital Partners			CVH
	Subsidiaries	IV, LP	Pro Forma		Airways, LLC	Pro Forma
	Historical	Historical	Adjustments		Historical	Adjustments		Pro Forma
	Note 1	Note 2	Note 7		Note 2	Note 8		Combined
Assets

Investment in hotel properties, net of accumulated depreciation	$65,408,308	$9,328,360	$6,342,532	7(a)	$12,776,427	$8,168,663	8(a)	$102,024,290
Cash and cash equivalents	10,898,556	225,240	(6,349,878)	7(b)	402,957	(4,045,641)	8(b)	1,131,234
Restricted cash	5,275,815	95,188	(183,389)	7(c)	464,983	(1,064,983)	8(c)	4,587,614
Accounts receivable, net	107,976	38,895	(38,895)	7(d)	77,252	(77,252)	8(d)	107,976
Franchise fees, net	721,690	—	125,000	7(e)	57,170	117,830	8(e)	1,021,690
Prepaid expenses and other assets	1,623,584	116,482	(116,482)	7(f)	30,039	(30,039)	8(f)	1,623,584
Total Assets	$84,035,929	$9,804,165	$(221,112)		$13,808,828	$3,068,578		$110,496,388

Liabilities and Equity
Debt, net	$40,980,632	$9,279,988	$(121,261)	7(g)	$11,740,497	$4,557,211	8(g)	$66,437,067
Accounts payable	543,669	19,421	(19,421)	7(h)	36,786	(36,786)	8(h)	543,669
Accrued expenses	925,265	42,002	(42,002)	7(i)	303,461	(303,461)	8(i)	925,265
Due to related parties	966,379	—	434,328	7(j)	—	593,142	8(j)	1,993,849
Other liabilities	434,974	274,837	(274,711)	7(h)	—	—		435,100
Total Liabilities	43,850,919	9,616,248	(23,067)		12,080,744	4,810,106		70,334,950

Commitments and contingencies

Equity
Preferred stock, $0.01 par value	—	—	—		—	—		—
Common stock, $0.01 par value	60,057	—	—		—	—		60,057
Additional paid-in capital	58,961,101	—	—		—	—		58,961,101
Accumulated deficit	(18,396,163)	—	(10,128)	7(j)	—	(13,444)	8(j)	(18,419,735)
Members' equity (deficit)	—	187,917	(187,917)	7(k)	1,728,084	(1,728,084)	8(k)	—
Total stockholders' equity	40,624,995	187,917	(198,045)		1,728,084	(1,741,528)		40,601,423
Non-controlling interest	(439,985)	—	—		—	—		(439,985)
Total equity	40,185,010	187,917	(198,045)		1,728,084	(1,741,528)		40,161,438
Total Liabilities and Equity	$84,035,929	$9,804,165	$(221,112)		$13,808,828	$3,068,578		$110,496,388

Lodging Fund REIT III, Inc. & Subsidiaries

Unaudited Pro Forma Combined Consolidated Statement of Operations

For the Year Ended December 31, 2019

	Lodging Fund										Treemont			Treemont
	REIT III, Inc. &	GNP Group of			Eagan Lodging			PHG			Capital Partners			Capital Partners			CVH
	Subsidiaries	Pineville, LLC	Pro Forma		Investors II, LLC	Pro Forma		Prattville, LLC	Pro Forma		III, LP	Pro Forma		IV, LP	Pro Forma		Airways, LLC	Pro Forma
	Historical	Historical	Adjustments		Historical	Adjustments		Historical	Adjustments		Historical	Adjustments		Historical	Adjustments		Historical	Adjustments		Pro Forma
	Note 1	Note 2	Note 3		Note 2	Note 4		Note 2	Note 5		Note 2	Note 6		Note 2	Note 7		Note 2	Note 8		Combined
Revenue
Room revenue	$8,460,842	$765,534	$—		$1,772,361	$—		$1,727,812	$—		$3,127,957	$—		$3,153,397	$—		$4,258,213	$—		$23,266,116
Other revenue	114,628	6,995	—		33,583	—		40,000	—		106,094	—		82,886	—		37,277	—		421,463
Total Revenues	8,575,470	772,529	—		1,805,944	—		1,767,812	—		3,234,051	—		3,236,283	—		4,295,490	—		23,687,579

Expenses
General and administrative	4,553,432	61,690	—		154,880	—		118,149	—		140,422	—		135,996	—		315,241	—		5,479,810
Sales and marketing	997,080	11,037	—		130,594	—		135,003	—		71,900	—		55,898	—		345,650	—		1,747,162
Property operations	3,364,836	249,307	—		733,727	—		494,090	—		1,357,533	—		1,235,387	—		1,329,736	—		8,764,616
Franchise fees	826,843	90,321	(24,271)	3(a)	120,628	(27,349)	4(a)	88,058	3,304	5(a)	332,105	(164,040)	6(a)	354,154	(173,615)	7(e)	208,910	35,586	8(e)	1,670,635
Property management fees	818,315	37,412	14,187	3(b), (c)	90,297	47,702	4(b), (c)	70,700	75,011	5(b), (c)	161,496	114,230	6(b), (c)	161,921	125,452	7(l), (m)	214,242	161,308	8(l), (m)	2,092,273
Acquisition expense	470,786	—	—		—	—		—	—		—	—		—	—		—	—		470,786
Depreciation	1,211,902	75,176	38,080	3(d)	171,268	73,932	4(d)	213,648	20,352	5(d)	811,653	(289,485)	6(d)	645,542	(22,010)	7(n)	889,865	(20,345)	8(n)	3,819,578
Total Expenses	12,243,194	524,943	27,996		1,401,394	94,285		1,119,648	98,668		2,875,109	(339,295)		2,588,898	(70,173)		3,303,644	176,549		24,044,860

Other Income (Expense)
Other income (expense), net	(53,749)	(2,343)	—		7,744	—		(86,058)	—		(50,350)	—		(133,313)	—		(54,918)	—		(372,987)
Interest expense	(1,366,533)	(92,949)	(15,135)	3(e), (f)	(267,059)	92,925	4(e), (f)	(199,040)	(20,570)	5(e), (f)	(364,312)	(24,462)	6(e), (f)	(469,391)	14,178	7(o), (p)	(653,970)	(63,113)	8(o), (p)	(3,429,430)
Total Other Income (Expense)	(1,420,282)	(95,292)	(15,135)		(259,315)	92,925		(285,098)	(20,570)		(414,662)	(24,462)		(602,704)	14,178		(708,888)	(63,113)		(3,802,417)

Net Income (Loss) Before Income Taxes	(5,088,006)	152,294	(43,131)		145,234	(1,360)		363,066	(119,237)		(55,720)	314,833		44,681	84,350		282,958	(239,661)		(4,159,698)

Income tax benefit	186,572	—	—		—	—		—	—		—	—		—	—		—	—		186,572

Net Income (Loss)	(4,901,434)	152,294	(43,131)		145,234	(1,360)		363,066	(119,237)		(55,720)	314,833		44,681	84,350		282,958	(239,661)		(3,973,126)

Net income (loss) attributable to non-controlling interest	(244,521)	—	5,458	3(g)	—	7,194	4(g)	—	12,191	5(g)	—	12,956	6(g)	—	6,452	7(q)	—	2,165	8(q)	(198,106)

Net Income (Loss) Attributable to Common Shareholders	$(4,656,913)	$152,294	$(48,589)		$145,234	$(8,554)		$363,066	$(131,429)		$(55,720)	$301,877		$44,681	$77,899		$282,958	$(241,826)		$(3,775,021)

Basic and diluted net income (loss) per share of common stock	$(1.36)		$0.23	3(h)		$0.41	4(h)		$0.62	5(h)		$0.51	6(h)		$0.29	7(r)		$0.08	8(r)	$(0.63)
Weighted-average shares outstanding - basic and diluted	3,432,099		454,201	3(i)		335,346	4(i)		375,304	5(i)		480,925	6(i)		424,529	7(s)		503,339	8(s)	6,005,743

Lodging Fund REIT III, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Combined Consolidated Financial Statements

1.    Basis of presentation

The unaudited pro forma combined consolidated financial statements of the Company were prepared in accordance with Article 11 of SEC Regulation S-X. The historical consolidated financial statements have been adjusted in the pro forma combined consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the acquisitions, (2) factually supportable and (3) with respect to the pro forma combined consolidated statements of operations, expected to have a continuing impact on the combined consolidated results following the acquisitions described herein.

The Pineville Property, Eagan Property, Prattville Property, Home2 Lubbock, Fairfield Inn Lubbock Property, and Southaven Property acquisitions were accounted for as asset acquisitions in accordance with ASC Topic 805, Business Combinations. As the acquirer for accounting purposes, the Company has estimated the fair value of the assets acquired and liabilities assumed in connection with the acquisitions of the Pineville Property, Eagan Property, Prattville Property, Home2 Lubbock Property, Fairfield Inn Lubbock Property, and Southaven Property and conformed the accounting policies of the Pineville Property, Eagan Property, Prattville Property, Home2 Lubbock Property, and Fairfield Inn Lubbock Property, and Southaven Property to its own accounting policies.

The unaudited pro forma combined consolidated balance sheet as of December 31, 2019 gives effect to the Fairfield Inn Lubbock Property and Southaven Property acquisitions as if the transactions were consummated on December 31, 2019. The Pineville Property, Eagan Property, Prattville Property, and Home2 Lubbock Property acquisitions are reflected in the Company’s historical consolidated balance sheet as of December 31, 2019, included in the Company’s  Form 10‑K Annual Report for the year ended December 31, 2019, as filed with the SEC on March 25, 2020.

The unaudited pro forma combined consolidated statement of operations for the year ended December 31, 2019, gives effect to the Pineville Property, Eagan Property, Prattville Property, Home2 Lubbock Property, Fairfield Inn Lubbock Property, and Southaven Property acquisitions as if the transactions took place on January 1, 2019, and combine the historical financial information of the Company and the pre-acquisition financial information from the seller of each property, specifically:

•	Pre-acquisition financial information of GNP (for the Pineville Property) for the period from January 1, 2019 to March 18, 2019 (the date prior to the date of acquisitions); and
•	Pre-acquisition financial information of ELI (for the Eagan Property) for the period from January 1, 2019 to June 18, 2019 (the date prior to the date of acquisitions); and
•	Pre-acquisition financial information of PHG (for the Prattville Property) for the period from January 1, 2019 to July 10, 2019 (the date prior to the date of acquisitions); and
•	Pre-acquisition financial information of TCPIII (for the Home2 Lubbock Property) for the period from January 1, 2019 to December 29, 2019.
•	Pre-acquisition financial information of TCP IV (for the Fairfield Inn Lubbock Property) and CVH (for the Southaven Property) for the period from January 1, 2019 to December 31, 2019.

The pro forma combined consolidated financial statements do not necessarily reflect what the Company’s combined consolidated results of operations would have been had the acquisitions occurred on the date indicated. They also may not be useful in predicting the future financial condition and results of operations of the Company. The actual financial results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The pro forma combined consolidated financial information does not reflect the realization of any expected cost savings or other synergies from the acquisition of the Pineville Property, Eagan Property, Prattville Property, Home2 Lubbock Property, Fairfield Inn Lubbock Property, and Southaven Property as a result of restructuring activities and other planned cost savings initiatives following the completion of the acquisitions.

2.    Description of the Transactions

Pineville Acquisition

On March 19, 2019, the Company acquired the Pineville Property pursuant to the purchase and sale agreement between the Company and GNP for a purchase price of $13.9 million, incurred $303,744 of capitalized acquisition costs. In addition to the purchase price, the seller of the property may be entitled to additional consideration if the property exceeds certain performance criteria.  At any time during the period April 1, 2020, to April 30, 2023, the seller of the property may make a one-time election to receive their additional consideration.  The variable amount of additional consideration, if any, is based on increases in net operating income for a selected 12‑month period of time.  The acquisition was funded with a combination of (1) the assumed mortgage loan in the principal amount of $9.3 million; and (2) cash on hand as of March 19, 2019 from proceeds from the sale of shares of common stock of the Company in the Company’s private offering.

Eagan Acquisition

On June 19, 2019, the Company acquired the Eagan Property pursuant to the purchase and sale agreement between the Company and ELI for a purchase price of $13.95 million and incurred $278,333 of capitalized acquisition costs. The acquisition was funded with a combination of (1) proceeds from a first mortgage loan in the principal amount of $9.4 million; and (2) cash on hand as of June 19, 2019 from proceeds from the sale of shares of common stock of the Company in the Company’s private offering.

Prattville Acquisition

On July 11, 2019, the Company acquired the Prattville Property pursuant to the purchase and sale agreement between the Company and PHG Prattville for a purchase price of $14.75 million and incurred $356,014 of capitalized acquisition costs. The acquisition was funded with a combination of (1) proceeds from a first mortgage loan in the principal amount of $9.6 million; and (2) cash on hand as of July 11, 2019 from proceeds from the sale of shares of common stock of the Company in the Company’s private offering.

Home2 Lubbock Acquisition

On December 30, 2019, the Company acquired the Home2 Lubbock Property pursuant to the purchase and sale agreement between the Company and TCPIII for a purchase price of $14.15 million and incurred $284,776 of capitalized acquisition costs. The acquisition was funded with a combination of (1) the assumed mortgage loan in the principal amount of $8.0 million; and (2) cash on hand as of December 30, 2019 from proceeds from the sale of shares of common stock of the Company in the Company’s private offering.

Fairfield Inn Lubbock Acquisition

On January 8, 2020, the Company acquired the Fairfield Inn Property pursuant to the purchase and sale agreement between the Company and TCPIV for a purchase price of $15.15 million and incurred $520,892 of capitalized acquisition costs. The acquisition was funded with a combination of (1) the assumed mortgage loan in the principal amount of $9.4 million; and (2) cash on hand as of January 8, 2020 from proceeds from the sale of shares of common stock of the Company in the Company’s private offering.

Southaven Acquisition

On February 21, 2020, the Company acquired the Southaven Property pursuant to the purchase and sale agreement between the Company and CVH for a purchase price of $20.5 million and incurred $445,090 of capitalized acquisition costs. The acquisition was funded with a combination of (1) proceeds from a first mortgage loan in the principal amount of $13.46 million; and (2) cash on hand as of February 21, 2020 from proceeds from the sale of shares of common stock of the Company in the Company’s private offering.

3.    Pro forma adjustments (Pineville Acquisition)

The unaudited pro forma combined consolidated financial statements include pro forma adjustments to give effect to the transaction as if the acquisition of the Pineville Property by the Company had occurred on January 1, 2019.

(a)	Represents adjustments in franchise fees as the result of the Company entering into new franchise fee agreement at the time of acquisition.
(b)

Represents adjustments in management fees which would have been charged under the Company’s management agreement with NHS, LLC dba National Hospitality Services (“NHS”) as compared to the management fees historically charged to the previous owner under the terms of their management agreement.

(c)

Represents adjustments for asset management fees which would have been charged under the Company’s Advisory Agreement with Legendary Capital REIT III, LLC (the “Advisor”) of 0.75% per annum of gross assets.

(d)

Represents adjustments of the estimated depreciation for the hotel assets based on the allocation of the Company’s purchase price and assignment of useful lives.  Buildings are depreciated over the estimated useful life which is 40 years. Land improvements and building improvements are depreciated over estimated useful lives which are 15 years, and furniture, fixtures and equipment are depreciated over 3‑7 years.

(e)

Represents adjustments of the estimated amortization of the financing fees of the Company’s financing fees, as compared to the amortization of the former owner’s financing fees, on a straight-line basis.  Estimated financing fees are amortized to interest expense over the term of the financing agreement using the straight-line method, which approximates the effective interest method.

(f)	Represents adjustments to reflect interest expense based on the outstanding balance of the loan assumed by the Company, as if the transaction had occurred on January 1, 2019.
(g)

Represents adjustments for the allocation of results between the controlling interest and the noncontrolling interests based on the noncontrolling interest ownership of 5% for the year ended December 31, 2019.

(h)	Represents adjustments of earnings per share based on the cumulative effect of all other adjustments.
(i)	Represents adjustments of weighted-average shares outstanding for the capital raised and shares issued to complete the acquisition, as if the transaction occurred on January 1, 2019.

4.    Pro forma adjustments (Eagan Acquisition)

The unaudited pro forma combined consolidated financial statements include pro forma adjustments to give effect to the transaction as if the acquisition of the Eagan Property by the Company had occurred on January 1, 2019.

(a)	Represents adjustments in franchise fees as the result of the Company entering into new franchise fee agreement at the time of acquisition.

(b)

Represents adjustments in management fees which would have been charged under the Company’s management agreement with NHS as compared to the management fees historically charged to the previous owner under the terms of their management agreement.

(c)

Represents adjustments for asset management fees which would have been charged under the Company’s Advisory Agreement with Legendary Capital REIT III, LLC (the “Advisor”) of 0.75% per annum of gross assets.

(d)

Represents adjustments of the estimated depreciation for the hotel assets based on the allocation of the Company’s purchase price and assignment of useful lives.  Buildings are depreciated over the estimated useful life which is 40 years. Land improvements and building improvements are depreciated over estimated useful lives which are 15 years, and furniture, fixtures and equipment are depreciated over 3‑7 years.

(e)

Represents adjustments of the estimated amortization of the financing fees of the Company’s financing fees, as compared to the amortization of the former owner’s financing fees, on a straight-line basis.  Estimated financing fees are amortized to interest expense over the term of the financing agreement using the straight-line method, which approximates the effective interest method

(f)	Represents adjustments to reflect interest expense based on the terms of the loan entered into by the Company, as compared to the previous owner’s loan terms.
(g)

Represents adjustments for the allocation of results between the controlling interest and the noncontrolling interests based on the noncontrolling interest ownership of 5% for the year ended December 31, 2019.

(h)	Represents adjustments of earnings per share based on the cumulative effect of all other adjustments.
(i)	Represents adjustments of weighted-average shares outstanding for the capital raised and shares issued to complete the acquisition, as if the transaction had occurred on January 1, 2019.

5.    Pro forma adjustments (Prattville Acquisition)

The unaudited pro forma combined consolidated financial statements include pro forma adjustments to give effect to the transaction as if the acquisition of the Prattville Property by the Company had occurred on January 1, 2019.

(a)	Represents adjustments in franchise fees as the result of the Company entering into new franchise fee agreement at the time of acquisition.
(b)

Represents adjustments in management fees which would have been charged under the Company’s management agreement with NHS as compared to the management fees historically charged to the previous owner under the terms of their management agreement.

(c)

Represents adjustments for asset management fees which would have been charged under the Company’s Advisory Agreement with Legendary Capital REIT III, LLC (the “Advisor”) of 0.75% per annum of gross assets.

(d)

Represents adjustments of the estimated depreciation for the hotel assets based on the allocation of the Company’s purchase price and assignment of useful lives.  Buildings are depreciated over the estimated useful life which is 40 years. Land improvements and building improvements are depreciated over estimated useful lives which are 15 years, and furniture, fixtures and equipment are depreciated over 3‑7 years.

(e)

Represents adjustments of the estimated amortization of the financing fees of the Company’s financing fees, as compared to the amortization of the former owner’s financing fees, on a straight-line basis.  Estimated financing fees are amortized to interest expense over the term of the financing agreement using the straight-line method, which approximates the effective interest method

(f)	Represents adjustments to reflect interest expense based on the terms of the loan entered into by the Company, as compared to the previous owner’s loan terms.
(g)

Represents adjustments for the allocation of results between the controlling interest and the noncontrolling interests based on the noncontrolling interest ownership of 5% for the year ended December 31, 2019.

(h)	Represents adjustments of earnings per share based on the cumulative effect of all other adjustments.
(i)	Represents adjustments of weighted-average shares outstanding for the capital raised and shares issued to complete the acquisition, as if the transaction occurred on January 1, 2019.

6.    Pro forma adjustments (Home2 Lubbock Acquisition)

The unaudited pro forma combined consolidated financial statements include pro forma adjustments to give effect to the transaction as if the acquisition of the Home2 Lubbock Property by the Company had occurred on January 1, 2019.

(a)	Represents adjustments in franchise fees as the result of the Company entering into new franchise fee agreement at the time of acquisition.
(b)

Represents adjustments in management fees which would have been charged under the Company’s management agreement with NHS as compared to the management fees historically charged to the previous owner under the terms of their management agreement.

(c)

Represents adjustments for asset management fees which would have been charged under the Company’s Advisory Agreement with Legendary Capital REIT III, LLC (the “Advisor”) of 0.75% per annum of gross assets.

(d)

Represents adjustments of the estimated depreciation for the hotel assets based on the allocation of the Company’s purchase price and assignment of useful lives. Buildings are depreciated over the estimated useful life which is 40 years. Land improvements and building improvements are depreciated over estimated useful lives which are 15 years, and furniture, fixtures and equipment are depreciated over 3‑7 years.

(e)

Represents adjustments of the estimated amortization of the financing fees of the Company’s financing fees, as compared to the amortization of the former owner’s financing fees, on a straight-line basis.  Estimated financing fees are amortized to interest expense over the term of the financing agreement using the straight-line method, which approximates the effective interest method

(f)	Represents adjustments to reflect interest expense based on the outstanding balance of the loan assumed by the Company, as if the transaction occurred on January 1, 2019.
(g)

Represents adjustments for the allocation of results between the controlling interest and the noncontrolling interests based on the noncontrolling interest ownership of 5% for the year ended December 31, 2019.

(h)	Represents adjustments of earnings per share based on the cumulative effect of all other adjustments.
(i)	Represents adjustments of weighted-average shares outstanding for the capital raised and shares issued to complete the acquisition, as if the transaction occurred on January 1, 2019.

7.    Pro forma adjustments (Fairfield Inn Lubbock Acquisition)

The unaudited pro forma combined consolidated balance sheet includes pro forma adjustments to give effect to the transaction as if the acquisition of the Fairfield Inn Lubbock Property by the Company had occurred on December 31, 2019, and the unaudited pro forma combined consolidated statement of operations include pro forma adjustments to give effect to the transaction as if the acquisition of the Fairfield Inn Lubbock Property by the Company had occurred on January 1, 2019.

(a)	Represents allocation of the purchase price of $15,150,000 and $520,892 of acquisition costs to the acquired property and equipment.
(b)

To reflect the purchase price and transaction costs paid, net liabilities assumed including the assumed loan, net of financing costs, earnest money deposits applied to the purchase, the funding of cash reserves for capital expenditures, the elimination of TCPIV’s historical cash balance, initial franchise fees and asset management fees, less amounts payable to related parties.

Purchase price	$(15,150,000)
Transaction costs	(520,892)
Total consideration	(15,670,892)

Loan assumed	9,400,772
Earnest money deposit	200,000
Assumed reserve funds	(111,799)
Financing costs	(242,045)
Other liabilities assumed	126
Elimination of TCPIII's historic cash balance	(225,240)
Initial franchise fees and asset management fees	(135,128)
Amounts due to related parties	434,328
Pro forma adjustment to cash and cash equivalents	$(6,349,878)

(c)	Represents elimination of TCPIII’s restricted cash of $95,188, which was not acquired and the release of $200,000 of earnest money deposits applied to the purchase.
(d)	Represents elimination of TCPIII’s net accounts receivable, which were not acquired.
(e)	Represents adjustments in franchise fees as the result of the entering into new franchise fee agreement and the payment of an initial fee of $125,000.
(f)	Represents elimination of TCPIV’s prepaid expenses and other assets, which were not acquired.
(g)	Reflects the assumed debt of $9,400,772, net of costs of $242,045 incurred in connection with the debt assumption and the elimination of the TCPIV’s historical debt balance and associated costs.
(h)	Represents elimination of TCPIV’s historical accounts payable and other liabilities not assumed in the acquisition and the assumption of advance deposits of $126.
(i)	Represents the adjustment to eliminate TCPIV’s historical accrued expenses not assumed in the acquisition.
(j)	Represents adjustments in due to related parties for nonrecurring acquisition fees and financing fees associated with the acquisition, and initial monthly asset management fees.
(k)	Represents the adjustment to eliminate TCPIV’s historical members’ equity.
(l)

Represents adjustments in management fees which would have been charged under the Company’s management agreement with NHS as compared to the management fees historically charged to the previous owner under the terms of their management agreement.

(m)

Represents adjustments for asset management fees which would have been charged under the Company’s Advisory Agreement with Legendary Capital REIT III, LLC (the “Advisor”) of 0.75% per annum of gross assets.

(n)

Represents adjustments of the estimated depreciation for the hotel assets based on the allocation of the Company’s purchase price and assignment of useful lives.  Buildings are depreciated over the estimated useful life which is 40 years. Land improvements and building improvements are depreciated over estimated useful lives which are 15 years, and furniture, fixtures and equipment are depreciated over 3‑7 years.

(o)

Represents adjustments of the estimated amortization of the financing fees of the Company’s financing fees, as compared to the amortization of the former owner’s financing fees, on a straight-line basis. Estimated financing fees are amortized to interest expense over the term of the financing agreement using the straight-line method, which approximates the effective interest method

(p)	Represents adjustments to reflect interest expense based on the outstanding balance of the loan assumed by the Company, as if the transaction occurred on January 1, 2019.
(q)

Represents adjustments for the allocation of results between the controlling interest and the noncontrolling interests based on the noncontrolling interest ownership of 5% for the year ended December 31, 2019.

(r)   Represents adjustments of earnings per share based on the cumulative effect of all other adjustments.

(s)	Represents adjustments of weighted-average shares outstanding for the capital raised and shares issued to complete the acquisition, as if the transaction had occurred on January 1, 2019.

8.    Pro forma adjustments (Southaven Acquisition)

The unaudited pro forma combined consolidated balance sheet includes pro forma adjustments to give effect to the transaction as if the acquisition of the Southaven Property by the Company had occurred on December 31, 2019, and the unaudited pro forma combined consolidated statement of operations includes pro forma adjustments to give effect to the transaction as if the acquisition of the Southaven Property by the Company had occurred on January 1, 2019.

(a)	Represents allocation of purchase price of $20,500,000 and $445,090 of acquisition costs to the acquired property and equipment.
(b)

To reflect the purchase price and transaction costs paid, net of the new mortgage loan entered into in connection with the acquisition, net of financing costs, a borrowing on the Company’s line of credit, earnest money deposits applied to the purchase, the elimination of CVH’s historical cash balance, initial franchise fees and asset management fees, less amounts payable to related parties.

Purchase price	$(20,500,000)
Transaction costs	(445,090)
Total consideration	(20,945,090)

Proceeds from new mortgage loan	13,460,000
Proceeds from line of credit	3,200,000
Financing costs	(362,292)
Earnest money deposit	600,000
Elimination of CVH's historic cash balance	(402,957)
Initial franchise fees and asset management fees	(188,444)
Amounts due to related parties	593,142
Pro forma adjustment to cash and cash equivalents	$(4,045,641)

(c)	Represents elimination of CVH’s restricted cash of $464,983, which was not acquired and the release of $600,000 of earnest money deposits applied to the purchase.
(d)	Represents elimination of CVH’s net accounts receivable, which were not acquired.
(e)	Represents adjustments in franchise fees as the result of the entering into new franchise fee agreement and the payment of an initial fee of $175,000.
(f)	Represents elimination of CVH’s prepaid expenses and other assets, which were not acquired.
(g)

Reflects the new mortgage loan of $13,460,000, net of costs of $362,292 incurred in connection with the new financing, plus a $3,200,000 draw on the Company’s line of credit, and the elimination of the CVH’s historical debt balance and associated costs.

(h)	Represents elimination of CVH’s historical accounts payable, which were not assumed in the acquisition.
(i)	Represents the adjustment to eliminate CVH’s historical accrued expenses not assumed in the acquisition.
(j)	Represents adjustments in due to related parties for nonrecurring acquisition fees and financing fees associated with the acquisition, and initial monthly asset management fees.
(k)	Represents the adjustment to eliminate CVH’s historical members’ equity.
(l)

Represents adjustments in management fees which would have been charged under the Company’s management agreement with NHS as compared to the management fees historically charged to the previous owner under the terms of their management agreement.

(m)

Represents adjustments for asset management fees which would have been charged under the Company’s Advisory Agreement with Legendary Capital REIT III, LLC (the “Advisor”) of 0.75% per annum of gross assets.

(n)

Represents adjustments of the estimated depreciation for the hotel assets based on the allocation of the Company’s purchase price and assignment of useful lives. Buildings are depreciated over the estimated useful life which is 40 years. Land improvements and building improvements are depreciated over estimated useful lives which are 15 years, and furniture, fixtures and equipment are depreciated over 3‑7 years.

(o)

Represents adjustments of the estimated amortization of the financing fees of the Company’s financing fees, as compared to the amortization of the former owner’s financing fees, on a straight-line basis. Estimated financing fees are amortized to interest expense over the term of the financing agreement using the straight-line method, which approximates the effective interest method.

(p)

Represents adjustments to reflect interest expense based on the terms of the loan entered into by the Company, as compared to the previous owner’s loan terms, as well as interest on the line of credit borrowing.

(q)

Represents adjustments for the allocation of results between the controlling interest and the noncontrolling interests based on the noncontrolling interest ownership of 5% for the year ended December 31, 2019.

(r)	Represents adjustments of earnings per share based on the cumulative effect of all other adjustments.
(s)	Represents adjustments of weighted-average shares outstanding for the capital raised and shares issued to complete the acquisition, as if the transaction had occurred on January 1, 2019.